Lease liabilities - Schedule of reconciliation of lease liabilities (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Lease liabilities [abstract]
OPENING NET BOOK VALUE	€ 31,969	€ 53,574
Additions	237	3,759
Revaluation due to variable payments	1,399	(2)
Termination of contracts	(1,100)	(22,539)
Lease payments	(3,425)	(4,286)
Interest expenses	813	1,183
Exchange rate differences	(952)	280
CLOSING NET BOOK VALUE	€ 28,941	€ 31,969